Series Number:  1
For period ending 3/31/14

48)	Investor, A, C & R
First $1 billion 0.650%
Next $1 billion 0.598%
Next $3 billion 0.568%
Next $5 billion 0.548%
Next $15 billion 0.535%
Next $25 billion 0.533%
Over $50 billion 0.532%

Institutional
First $1 billion 0.450%
Next $1 billion 0.398%
Next $3 billion 0.368%
Next $5 billion 0.348%
Next $15 billion 0.335%
Next $25 billion 0.333%
Over $50 billion 0.332%

72DD)       1. Total income dividends for which record date passed during the period
                                Investor Class                                                                33,927
                                Institutional Class           1,513
                  2.  Dividends for a second class of open-end company shares
                                A Class                                                                           7,043
                                C Class                                                                           393
        R Class                                           103

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.2846
                               Institutional Class                                                      $0.3061
                  2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.2577
        C Class                                                      $0.1769
        R Class                                           $0.2307

74U)          1. Number of shares outstanding (000's omitted)
                                Investor Class         106,845
                                Institutional Class   4,275

                 2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                  23,291
                                    C Class                                                             1,561
R Class                             414

74V)         1. Net asset value per share (to nearest cent)
                                Investor Class         $10.70
                                Institutional Class   $10.70

                 2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class              $10.70
                                    C Class                                                         $10.71
                                R Class                         $10.70

Series Number:  6
For period ending 3/31/14

48)	Investor, A, C & R
First $1 billion 0.570%
Next $1 billion 0.518%
Next $3 billion 0.488%
Next $5 billion 0.468%
Next $15 billion 0.455%
Next $25 billion 0.453%
Over $50 billion 0.452%

Institutional
First $1 billion 0.370%
Next $1 billion 0.318%
Next $3 billion 0.288%
Next $5 billion 0.268%
Next $15 billion 0.255%
Next $25 billion 0.253%
Over $50 billion 0.252%

72DD)      1. Total income dividends for which record date passed during the period
                                Investor Class                                                                17,065
                                Institutional Class           6,193
                 2.  Dividends for a second class of open-end company shares
                                A Class                                                                           2,746
                                C Class                                                                           27
        R Class                                           44

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.2033
                               Institutional Class                                                      $0.2254
                  2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1756
        C Class                                                      $0.0926
        R Class                                           $0.1479

74U)          1. Number of shares outstanding (000's omitted)
                                Investor Class          77,205
                                Institutional Class    22,104

                  2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   13,992
                                    C Class                                                             215
R Class                             308

74V)          1. Net asset value per share (to nearest cent)
                                Investor Class        $10.99
                                Institutional Class   $10.99

                  2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class               $10.99
                                    C Class                                                         $10.99
                                R Class                         $10.99

Series Number:  7
For period ending 3/31/14

48)	Investor, A, C & R
First $1 billion 0.570%
Next $1 billion 0.518%
Next $3 billion 0.488%
Next $5 billion 0.468%
Next $15 billion 0.455%
Next $25 billion 0.453%
Over $50 billion 0.452%

Institutional
First $1 billion 0.370%
Next $1 billion 0.318%
Next $3 billion 0.288%
Next $5 billion 0.268%
Next $15 billion 0.255%
Next $25 billion 0.253%
Over $50 billion 0.252%

72DD)       1. Total income dividends for which record date passed during the period
                                Investor Class                                                                33,581
                                Institutional Class           15,067
                  2.  Dividends for a second class of open-end company shares
                                A Class                                                                           5,092
                                C Class                                                                           155
        R Class                                           171

73A)           1. Dividends from net investment income
                                Investor Class                                                                           $0.1721
                               Institutional Class                                                      $0.1963
                   2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1421
        C Class                                                      $0.0636
        R Class                                           $0.1119

74U)          1. Number of shares outstanding (000's omitted)
                                Investor Class         161,485
                                Institutional Class   76,784

                  2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                  29,148
                                    C Class                                                             2,055
R Class                             1,563

74V)         1. Net asset value per share (to nearest cent)
                                Investor Class        $11.73
                                Institutional Class   $11.74

                 2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class               $11.69
                                    C Class                                                         $11.68
                                R Class                         $11.72

Series Number:  9
For period ending 3/31/14

48)	Investor, A, C & R
First $1 billion 0.650%
Next $1 billion 0.598%
Next $3 billion 0.568%
Next $5 billion 0.548%
Next $15 billion 0.535%
Next $25 billion 0.533%
Over $50 billion 0.532%

Institutional
First $1 billion 0.450%
Next $1 billion 0.398%
Next $3 billion 0.368%
Next $5 billion 0.348%
Next $15 billion 0.335%
Next $25 billion 0.333%
Over $50 billion 0.332%

72DD)       1. Total income dividends for which record date passed during the period
                                Investor Class                                                                 827
                                Institutional Class            203
                  2.  Dividends for a second class of open-end company shares
                                A Class                                                                           -
                                C Class                                                                           -
        R Class                                           -

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0260
                               Institutional Class                                                      $0.0454
                  2. Dividends for a second class of open-end company shares
                                A Class                                                                           -
        C Class                                                      -
        R Class                                           -

74U)         1. Number of shares outstanding (000's omitted)
                      Investor Class                                27,654
                      Institutional Class       5,494

                 2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                3,189
                        C Class                                                      101
R Class                                  12

74V)         1. Net asset value per share (to nearest cent)
                                Investor Class         $9.65
                                Institutional Class   $9.65

                 2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class               $9.64
                                    C Class                                                         $9.47
                                R Class                         $9.60